UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
June 13, 2006

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747

(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1: FORM OF NON-QUALIFIED OPTION AGREEMENT
EX-10.2: FORM OF NON-QUALIFIED OPTION AGREEMENT
EX-10.3: FORM OF NON-QUALIFIED OPTION AGREEMENT
EX-10.4: EMPLOYMENT AGREEMENT

ITEM 1.01. Entry Into a Material Definitive Agreement.
     On June 13, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of OSI Pharmaceuticals, Inc. (“OSI”) approved the grant of non-qualified stock options (“Options”) to each of the executive officers of OSI Pharmaceuticals, Inc., excluding Paul Chaney, who previously received an annual grant of Options in December 2005. Attached hereto as Exhibit 10.1 is the form of non-qualified stock option agreement for OSI’s U.S.-based executive officers and attached hereto as Exhibit 10.2 is the form of non-qualified stock option agreement for OSI’s U.K.-based employees.
     On June 14, 2006, each non-management member of the Board of Directors of OSI received an automatic annual grant of stock options upon such member’s election or re-election to the Board. Attached hereto as Exhibit 10.3 is the form of non-qualified stock option agreement for these grants.
     On June 21, 2006, OSI and Colin Goddard, Ph.D, the Chief Executive Officer of OSI, executed a technical amendment to Dr. Goddard’s Employment Agreement dated June 14, 2006. Dr. Goddard’s amended Employment Agreement is attached hereto as Exhibit 10.4.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of non-qualified option agreement for U.S.-based executive officers of OSI Pharmaceuticals, Inc.

10.2	Form of non-qualified option agreement for U.K.-based employees of OSI Pharmaceuticals, Inc.

10.3	Form of non-qualified option agreement for non-management directors of OSI Pharmaceuticals, Inc.

10.4	Employment Agreement between OSI Pharmaceuticals, Inc. and Colin Goddard, Ph.D, dated June 14, 2006, as amended on June 21, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2006	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of non-qualified option agreement for U.S.-based executive officers of OSI Pharmaceuticals, Inc.

10.2	Form of non-qualified option agreement for U.K.-based employees of OSI Pharmaceuticals, Inc.

10.3	Form of non-qualified option agreement for non-management directors of OSI Pharmaceuticals, Inc.

10.4	Employment Agreement between OSI Pharmaceuticals, Inc. and Colin Goddard, Ph.D, dated June 14, 2006, as amended on June 21, 2006.